SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

Date of Report (date of earliest event reported):   August 1, 1997


                            SPEIZMAN INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           North Carolina               0-8544                 56-0901212
    (State or Other Jurisdiction      (Commission             (IRS Employer
         of Incorporation)            File Number)         Identification No.)

508 West 5th Street, Charlotte, North Carolina                   28202
(Address of Principal Executive Offices)                      (ZIP Code)

                                 (704) 372-3751
              (Registrant's Telephone Number, Including Area Code)


          (Former Name of Former Address, if Changed Since Last Report)

ITEM 2. Acquisition or Disposition of Assets

         On August 1, 1997 (the "Closing Date"), Speizman Industries, Inc., a Delaware Corp., ("Buyer") purchased all of the outstanding common stock of Wink Davis Equipment Co., Inc. ("Wink Davis"), a Georgia corporation, from the eight individual shareholders of Wink Davis (the "Sellers"), pursuant to a Stock Purchase Agreement dated July 31, 1997 by and among Buyer and Sellers. Wink Davis distributes laundry equipment and parts, principally in the southeastern United States, as well as in the Chicago, Illinois area. In accordance with the Stock Purchase Agreement, the Buyer paid $ 9,500,000 (the "Purchase Price") to the Sellers in cash. There is a possible additional conditional payment of up to $ 1.5 million in cash over a five-year period based on certain pre-tax earnings calculations.

         Assets acquired included cash and cash equivalents, accounts and notes receivable, inventories, cash surrender value of life insurance, automobiles and trucks, machinery and equipment, furniture and fixtures, leasehold improvements and certain exclusive dealer distribution rights. All of such assets were used in the operations of Wink Davis. The Buyer intends to continue the operations of Wink Davis and the same use of such assets.

         On the Closing Date, the Sellers entered in to various agreements with the Buyer pursuant to the Stock Purchase Agreement, including (a) a noncompetition agreement prohibiting a former shareholder from competing with the Buyer; and (b) subleases of certain properties to Buyer.

         The consideration for the acquisition was determined by arms-length negotiations between the Buyer and the Sellers. Speizman Industries, Inc.'s source of funds was borrowings under the Amended and Restated Loan Agreement (the "Loan Agreement") with NationsBank, N.A. entered into on August 1, 1997. This Loan Agreement provides up to $ 37.0 million comprised of (a) a $ 7.0 million term loan with quarterly principal payments of $ 250,000 beginning December 31, 1997, the balance due July 31, 2000; and (b) up to $ 30.0 million including a maximum of $ 8.5 million for direct borrowings with the balance available for the issuance of documentary letters of credit. This line of credit expires July 31, 2000.

ITEM 7.  Financial Statements

         (a)      Financial Statements of Businesses Acquired.

                  Financial statements for Wink Davis Equipment Company for the periods ended December 31, 1996 and 1995 as previously filed on the Form 8-K filed on August 14, 1997.

                  Unaudited Balance Sheet of Wink Davis Equipment Company as of July 31, 1997.

                  Unaudited Statements of Operations and Retained Earnings of Wink Davis Equipment Company for the seven months ended July 31, 1997 and 1996.

                  Unaudited Statements of Cash Flows of Wink Davis Equipment Company for the seven months ended July 31, 1997 and 1996.

          (b)     Pro Forma Financial Information.

                  Pro Forma Consolidated Balance Sheet as of June 28, 1997.

                  Pro Forma Consolidated Statement of Operations for the Fiscal Year Ended June 28, 1997.

                                        WINK DAVIS EQUIPMENT COMPANY, INC.
                                              CONDENSED BALANCE SHEET



                                                                   July 31, 1997
                                                                    (Unaudited)
     ASSETS
     CURRENT
            Cash and cash equivalents                              $         -
            Accounts receivable                                      4,121,589
            Inventories                                              2,242,350
            Prepaid expenses                                           159,497
                                                              -----------------
                       TOTAL CURRENT ASSETS                          6,523,436

     PROPERTY AND EQUIPMENT, NET                                       613,452

     OTHER ASSETS                                                      583,159
                                                               ---------------
                                                               $     7,720,047
                                                               ===============
     LIABILITIES AND STOCKHOLDERS' EQUITY
     CURRENT
            Cash overdraft                                     $       146,027
            Note payable - bank                                        201,977
            Accounts payable                                           553,287
            Customers' deposits                                        318,010
            Accrued expenses                                         1,245,505
            Current maturities of long-term debt                        10,536
                                                                  -------------
                       TOTAL CURRENT LIABILITIES                     2,475,342
     LONG-TERM DEBT                                                     42,815
                                                                  ------------
                       TOTAL LIABILITIES                             2,518,157
                                                                  ============

     STOCKHOLDERS' EQUITY
            Common stock, $ 10 par value, 1,660 shares
                 authorized, issued and outstanding                     16,600
            Unrealized gain on marketable securities                    12,623
            Retained earnings                                        5,172,667
                                                                 -------------
                       TOTAL STOCKHOLDERS' EQUITY                    5,201,890
                                                                 -------------
                                                                 $   7,720,047
                                                                 =============

                       WINK DAVIS EQUIPMENT COMPANY, INC.
             CONDENSED STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                 FOR THE 7 MONTHS ENDED JULY 31, 1997 AND 1996


                                                 7 MONTHS ENDED  7 MONTHS ENDED
                                                  JULY 31, 1997   JULY 31, 1996
                                                 _______________  ______________
                                                   (Unaudited)     (Unaudited)

    REVENUES                                     $   19,715,450    $22,891,107
    COST OF SALES                                    16,071,345     18,838,054
    OPERATING EXPENSES                                3,379,207      3,159,366
                                                      ---------    ------------

    NET INCOME                                          264,898        893,687

    RETAINED EARNINGS, BEGINNING OF PERIOD            5,259,509      5,444,121

    DISTRIBUTIONS TO SHAREHOLDERS                      (351,740)      (336,740)
                                                     -----------   ------------

    RETAINED EARNINGS, END OF PERIOD            $     5,172,667    $ 6,001,068
                                                     ==========    ============

                       WINK DAVIS EQUIPMENT COMPANY, INC.
                             STATEMENT OF CASH FLOWS
                 FOR THE 7 MONTHS ENDED JULY 31, 1997 AND 1996


                                                                   7 MONTHS ENDED  7 MONTHS ENDED
                                                                    JULY 31, 1997   JULY 31, 1996
                                                                   --------------  ---------------
                                                                    (Unaudited)    (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITES
    Net income                                                        $ 264,898        893,687
    Adjustments to reconcile net income to cash
      provided by operating activities
         Depreciation and amortization                                  157,429        137,161
         Cash surrender value of life insurance                          (8,141)            --
         Changes in assets and liabilities
             Increase in accounts receivable                           (583,334)    (1,859,564)
             Payments of notes receivable                                (5,860)       116,427
             Decrease (Increase) in inventories                         143,041        (72,893)
             Decrease (Increase) in prepaid expenses                    179,096       (173,487)
             Increase in book overdraft in bank account                 146,027             --
             Increase (Decrease) in accounts payable                   (253,763)       416,704
             Increase in accrued commissions                             86,022        168,648
             Decrease in accrued retirement plan                       (165,917)        (3,711)
             Increase (Decrease) in accrued expenses                    295,686         (9,142)
             Decrease (Increase) in customer deposits                  (722,046)       632,412
             Decrease in deferred expenses                               (6,460)            --
                                                                      ---------    ---------------
                      Net cash provided (used) by operating
                         activities                                    (473,322)       246,242

CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of property and equipment                               (78,161)      (187,349)

CASH FLOWS FROM FINANCING ACTIVITIES
    Borrowings on line-of-credit                                        201,977        500,000
    Payments on notes payable                                            (5,226)        (5,459)
    Distribution to shareholders                                       (351,740)      (336,740)
                                                                      ---------    ---------------
         Net cash provided (used) by financing activities              (154,989)       157,801
                                                                      ---------

             Net increase (decrease) in cash and cash equivalents      (706,472)       216,694

Cash and cash equivalents, beginning of period                          706,472        456,489
                                                                      ---------    ---------------

Cash and cash equivalents, end of period                              $     -0-     $  673,183
                                                                      ==========  ================

         The following unaudited pro forma condensed balance sheet information presents the pro forma consolidated financial position of the Company as of June 28, 1997, the Company's fiscal year end, assuming the acquisition of Wink Davis Equipment Company had been consummated as of such date. The unaudited pro forma condensed statements of operations for the twelve months ended June 28, 1997, are based upon the individual historical statement of operations of Wink Davis Equipment Company and Speizman Industries, Inc. and has been prepared to reflect the operating results of the Company as if such events had occurred as of the beginning of the period. These pro forma condensed financial statements may not be indicative of the results that actually would have occurred if the proposed transactions had occurred on the dates indicated nor are they necessarily indicative of future results.


                             PRO FORMA BALANCE SHEET



                                                                                                                  Pro Forma
                                          Speizman         Wink Davis       Adjustments        Adjustments      Balance Sheet
                                         Industries,     Equipment Co.         Debit             Credit         June 28, 1997
                                            Inc.

ASSETS
   Current assets                        $40,866,592       $ 6,523,436               -                  -        $47,390,028
   Property, plant and equipment
                                           1,788,272           613,452               -                  -          2,401,724
   Other long term assets                    518,957           583,159               -                  -          1,102,116
   Intangible assets                                                         4,460,733(1)               -          4,460,733
                                         -----------        ----------     ------------      ------------      -------------
                                                   -                 -
Total Assets                             $43,173,821      $  7,720,047     $ 4,460,733                  -        $55,354,601
                                          ==========       ===========      ==========      =============         ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities                    22,125,777         2,475,342               -          3,650,000(1)      28,251,119
   Long-term debt                            110,344            42,815               -          6,000,000(1)       6,153,159
                                          ----------         ---------      ------------      --------------      ----------
Total Liabilities                         22,236,121         2,518,157               -          9,650,000         34,404,278

Stockholders' Equity                      20,937,700         5,201,890       5,189,267(1)              -           20,950,323
                                          ----------         ---------       ----------      ---------------      -----------

                                         $43,173,821      $  7,720,047      $9,650,000        $ 9,650,000       $ 55,354,601
                                          ==========        ==========       ==========          =========         ==========


(1) Estimated intangible asset and equity adjustment based on preliminary appraisal results.

NOTE: There is no material difference between the fair market value and the historical carrying costs of the assets and liabilities of Wink Davis Equipment Company. Accordingly, the excess of the purchase price has been fully allocated to intangible assets.

                        PRO FORMA STATEMENT OF OPERATIONS
                        TWELVE MONTHS ENDED JUNE 28, 1997


                                                                                                                 Pro Forma
                                          Speizman         Wink Davis       Adjustments       Adjustments       Consolidated
                                         Industries,     Equipment Co.         Debit             Credit        June 28, 1997
                                            Inc.


REVENUES                                $ 79,103,225      $ 32,635,609               -                 -        $111,738,834
   Cost of sales                          65,934,696        26,705,336               -                 -          92,640,032
   Operating expenses                      8,855,628         5,391,186         300,000(1)       (400,000)(2)      14,146,815
                                         -----------       -----------         ----------        ----------     ------------
Total costs and expenses                  74,790,325        32,096,522         300,000          (400,000)        106,786,814
                                          ----------        ----------         ----------        ----------      -----------
                                           4,312,900           539,087               -                 -           4,951,987

NET INTEREST EXPENSE (INCOME)                (17,651)                -         800,000(3)              -             782,349
                                          -----------                                                            -----------

NET INCOME BEFORE TAXES                    4,330,551           539,087               -                 -           4,169,638

TAXES ON INCOME                            1,645,000                                 -           (64,000)(4)       1,581,000
                                         -----------        ----------       --------          ----------          ----------

NET INCOME                              $  2,685,551       $   539,087       1,100,000          (464,000)      $   2,588,638
                                         ===========        ==========       =========          ========        ============

PRO FORMA NET INCOME PER
  SHARE                                                                                                              $  0.77
                                                                                                                        ====


(1)      amortization of intangible asset over a 15-year period.
(2)      reduction of salaries expense based on contractual agreement.
(3)      interest expense related to acquisition debt.
(4) adjustment to income taxes based on an effective income tax rate of 40%. As an S corporation prior to August 1, 1997, Wink Davis Equipment Company did not recognize income tax expense.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SPEIZMAN INDUSTRIES, INC.

Date:  October 14, 1997                  By:  /s/ Robert S. Speizman
                                            -----------------------------
                                             Robert S. Speizman, President


Date:  October 14, 1997                  By:   /s/ Josef Sklut
                                            ----------------------
                                          Josef Sklut, Vice President-Finance